Loans Receivable	12 Months Ended
Dec. 31, 2016
Receivables [Abstract]
Loans Receivable

5. LOANS RECEIVABLE

The components of loans receivables, net at December 31, 2016 and 2015 were as follows:

Loans Receivable Components
December 31,	2016	2015
Commercial:
Commercial and industrial	$235,946	$230,681
CRE owner occupied	231,348	228,191
CRE non-owner occupied	742,662	625,700
Land and development	67,165	68,070
Consumer:
Home equity lines of credit	110,377	130,401
Home equity term loans	9,104	12,383
Residential real estate	210,874	249,975
Other	2,442	3,108
Total gross loans receivable	1,609,918	1,548,509
Allowance for loan losses	(15,541)	(18,008)
Loans receivable, net	$1,594,377	$1,530,501

Loans on Non-accrual Status
December 31,	2016	2015
Commercial:
Commercial	$—	$219
CRE owner occupied	213	381
CRE non-owner occupied	517	—
Consumer:
Home equity term loans	72	88
Residential real estate	810	1,417
Other	85	102
Total non-accrual loans	$1,697	$2,207
Troubled debt restructurings, non-accrual	$1,404	$910

Interest income not recognized as a result of non-accrual loans was $109 thousand, $95 thousand and $1.5 million for the years ended December 31, 2016, 2015 and 2014, respectively. The amount of interest included in net income on these loans for the years ended December 31, 2016, 2015 and 2014 was $40 thousand, $59 thousand and $1.2 million, respectively.

Many of the Company’s commercial and industrial loans have a real estate component as part of the collateral securing the loan. Additionally, the Company makes commercial real estate loans for the acquisition, refinance, improvement and construction of real property. Loans secured by owner-occupied properties are dependent upon the successful operation of the borrower’s business. If the operating company experiences difficulties in terms of sales volume and/or profitability, the borrower’s ability to repay the loan may be impaired. Loans secured by properties where repayment is dependent upon payment of rent by third-party tenants or the sale of the property may be impacted by loss of tenants, lower lease rates needed to attract new tenants or the inability to sell a completed project in a timely fashion and at a profit.

As of December 31, 2016, the Company had $5.9 million outstanding on two commercial construction relationships for which the agreements included interest reserves. As of December 31, 2015, the Company had $8.8 million outstanding on one residential construction and one commercial construction relationship for which the agreements included interest reserves. The total amount available in those reserves to fund interest payments was $214 thousand and $571 thousand at December 31, 2016 and December 31, 2015, respectively. There were no relationships with interest reserves which were on non-accrual status as of December 31, 2016 and 2015. Construction projects are monitored throughout their lives by the Company through either internal resources or professional inspectors engaged by the Company. The budgets for loan advances and borrower equity injections are developed at the time of underwriting in conjunction with the review of the plans and specifications for the project being financed. Advances of the Company’s funds are based on the prepared budgets and will not be made unless the project has been inspected by the Company’s professional inspector who must certify that the work related to the advance is in place and properly complete. As it relates to construction project financing, the Company does not extend, renew or restructure terms unless its borrower posts cash collateral in an interest reserve.

5. LOANS RECEIVABLE (Continued)

Included in the Company’s loan portfolio are modified commercial loans. Per FASB ASC 310-40, Troubled Debt Restructurings, a modification is one in which the creditor, for economic or legal reasons related to the debtor’s financial difficulties, grants a concession to the debtor that it would not otherwise consider, such as providing for a below market interest rate and/or forgiving principal or previously accrued interest; this modification may stem from an agreement or be imposed by law or a court, and may involve a multiple note structure. Generally, prior to the modification, the loans which are modified as a troubled debt restructuring (“TDR”) are already classified as non-performing. These loans may only be returned to performing (i.e. accrual status) after considering the borrower’s sustained repayment performance for a reasonable amount of time, generally six months; this sustained repayment performance may include the period of time just prior to the restructuring.

Under approved lending decisions, the Company had commitments to lend additional funds totaling $343.2 million and $280.7 million at December 31, 2016 and 2015, respectively. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on an individual basis. The type and amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the borrower.

Most of the Company’s business activity is with customers located within the State of New Jersey and New York. Generally, commercial real estate, residential real estate and other assets are used to secure loans. The ultimate repayment of loans is dependent, to a certain degree, on the local economy and real estate market. As of December 31, 2016, the Company had $217.2 million in loans pledged as collateral on secured borrowings.